SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2003

VCampus Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-21421	54-1290319
(Commission file Number)	(IRS Employer ID Number)

1850 Centennial Park Drive, Suite 200, Reston, VA 20191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(703) 893-7800

N/A

(Former name or former address, if changed since last report)

Item 5.    Other Events.

On May 23, 2003, the Registrant issued the press release filed herewith as Exhibit 99.1.

Item 7.    Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release issued on May 23, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCAMPUS CORPORATION

Date: May 28, 2003	/s/ Christopher L. Nelson
Christopher L. Nelson
Chief Financial Officer